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THE ACADIAN EMERGING
MARKETS PORTFOLIO
INSTITUTIONAL CLASS SHARES

SUPPLEMENT DATED JUNE 22, 1999 TO STATEMENT OF
ADDITIONAL INFORMATION DATED FEBRUARY 16, 1999

The information concerning swap agreements in the portfolio's statement of additional information is hereby replaced in its entirety by the following:

SWAP AGREEMENTS
A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the portfolio. If a swap agreement calls for payments by the portfolio, the portfolio must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the portfolio may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a portfolio's gains or losses. In order to reduce the risk associated with leveraging, a portfolio will cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission. If the portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If the portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

EQUITY SWAPS
In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually
purchasing those stocks.   Equity index swaps involve not only the
risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the portfolio will be committed to pay.

INTEREST RATE SWAPS
Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are fixed-for floating rate swaps, termed basis swaps and index amortizing swaps. Fixed-for floating rate swap, which involves the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the portfolio may have to pay more money than it receives. Similarly, if the portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the portfolio may receive less money than it has agreed to pay.

CURRENCY SWAPS
A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swaps, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Currency swaps may be negatively affected by changes in foreign exchange rates and changes in interest rates, as described above.